Exhibit 10(a).  Agreement for Legal Services

                          AGREEMENT FOR LEGAL SERVICES
                          ----------------------------

                 THIS AGREEMENT for legal services made this 28nd day of April,
                                                             --
2005 by and between:
                              ANDORA & ROMANO, LLC
                           A Professional Corporation
                                  15 Essex Road
                            Paramus, New Jersey 07652
                     hereinafter referred to as "Attorneys"

                                       and

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                             Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663

                                       and

                                INTERCHANGE BANK
                              A Banking Corporation
                             Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663
                      hereinafter referred to as "Clients".

         IN CONSIDERATION of the mutual promises, covenants and undertakings contained herein the Attorneys and the Clients agree as follows:

1.   RETAINER:

     Clients hereby retain the services of Attorneys to act as its corporate counsel for the term and compensation as outlined herein.

2.   TERM:

     The  Attorneys   shall  be  retained  by  Clients  until  the  next  Annual
Reorganization Meeting of Clients.

3.   COMPENSATION:

     The Clients shall pay the Attorneys for services rendered as corporate counsel an annual retainer of NINETY-FIVE THOUSAND DOLLARS ($95,000.00) payable in equal monthly

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installments  on the first day of each and every month  commencing the first day of the month following the execution of this Agreement. Clients shall, in addition to the annual retainer, pay to the Attorneys all out-of-pocket expenses, filing fees, or disbursements made by the Attorneys on Clients' behalf. Clients shall, in addition to the payment of the annual retainer and all costs, pay to the Attorneys a legal fee based on the rate per hour as shown on Schedule A for all legal services provided to Clients by the Attorney which are "legal services in addition to those rendered as corporate counsel." Such fees and costs shall be billed by Attorneys to Clients on a thirty (30) day basis and Clients shall pay all bills within five (5) days after each monthly Board of Director's meeting of the Clients.

4.   DEFINITIONS:

     The  following  words and phrases  shall have the  following  meanings:

     A. "Legal services rendered as corporate counsel" shall mean and include all of the following types of work:

          1. Except as hereinafter set forth in subparagraph B, document review and drafting of documents on behalf of the Clients including, but not limited to: leases, notes, contracts, mortgages, commitment letters, disclosure statements, modifications, extensions and legal agreements not related to third-party borrowers, except residential mortgage reviews.

          2. Providing legal advice required in the usual course of Clients' business including compliance analysis.

          3. Attendance at Board of Director's and Shareholders' Meetings other than as a Director.

          4.   Advice regarding levies and executions.

          5.   Preparation of annual SEC 10K, 10Q and "ordinary" proxy filings.

     B. "Legal services rendered in addition to those rendered as general corporate counsel" shall mean and include, but not be limited to, all of the following types of legal work which shall be billed on an hourly basis:

          1.   Litigation in which Clients are named as defendants.

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          2.   Litigation  or other  proceedings  in which  Clients  and another person or agency (i.e., Small Business Administration) specially retain Attorneys. The hourly rate for such legal services shall
               be  specifically   agreed  upon  by  Clients,   the  Agency,  and
               Attorneys.

          3. Foreclosure litigation, including lien protection litigation in any Court including the Bankruptcy Court.

          4. Regulatory or administrative law proceedings including, but not limited to, Department of Banking, zoning agencies, N.L.R.B., F.D.I.C., O.A.L. and Tax Court.

          5. Loan reviews and closings, including modifications and extensions thereof, except that the fee shall be based upon $200.00 per hour plus costs, and such fee shall not exceed 1/2% of the principal amount of the loan plus costs, but in no event shall such fee be less than $250.00.

          6.   Closings in which the Client is a buyer or seller.

          7. SEC Filings other than annual 10K, 10Q or "ordinary" proxy filings.

          8.   Mergers and Acquisitions.

          9.   All other legal services not  specifically set forth in Paragraph
               4A.

5.       BINDING EFFECT:

         This agreement shall be binding upon and shall inure to the benefit of the parties' successors or assigns.

6.       NO ASSIGNMENT:

         This Agreement shall not be assigned or sublet without the express written consent of the parties.

7.       LAW APPLICABLE:

         This agreement shall be governed by the Laws of the State of New
Jersey.

8.       SEVERABILITY:

         In the event that any clause, section or paragraph of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of this Agreement.

         IN WITNESS WHEREOF the parties have hereunto signed this Agreement the date first above written.

                                           INTERCHANGE BANK
ATTEST:

/s/  Nicholas Marcalus                     By: /s/ Anthony S. Abbate
------------------------------------           -------------------------------
Nicholas Marcalus, Secretary              Anthony S. Abbate, President

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                   INTERCHANGE FINANCIAL SERVICES CORPORATION
ATTEST:

/s/  Nicholas Marcalus                    By: /s/ Anthony S. Abbate
---------------------------                   ---------------------------
Nicholas Marcalus, Secretary              Anthony S. Abbate, President
-----------------

                                          ANDORA & ROMANO, LLC

                                          By: /s/ Anthony D. Andora
                                              ---------------------------
                                          Anthony D. Andora, Member of LLC


                                   SCHEDULE A


    This firm will bill fo the aforesaid services at hourly rates as follows:
                  Anthony D. Andora                  $250.00 per hour
                  Melissa A. Muilenburg              $200.00 per hour
                  Others Members of the Firm         $200.00 per hour

     This rate shall be subject to change on the anniversary dates of the Agreement of Legal Services.

     Schedule A reviewed and approved at the Annual Reorganization Meeting of Clients held on the __28th_ day of April, 2005.